UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 31, 2018

VORTEX BLOCKCHAIN TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-189414	80-0899451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31C Principal Torre Alta, San Felipe, Puerto Plata, Dominican Republic EH009E3	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 809-223-2353

Former Name or Former Address, if Changed Since Last Report:
UA GRANITE CORPORATION

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Stock Split, Name Change and Symbol Change

On May 31, 2018, upon completion of processing from the Financial Industry Regulatory Authority ("FINRA"), Vortex Blockchain Technologies Inc. (formerly UA Granite Corporation), a Nevada corporation (the "Company"), effected a change in the Company's name from "UA Granite Corporation" to "Vortex Blockchain Technologies Inc." (the "Name Change") and a 15-for-1 forward stock split of all the Company's issued and outstanding shares of common stock (the "Stock Split"). The Stock Split increased the number of shares of the Company's issued and outstanding common stock from 1,400,000 to 21,000,000. The Stock Split did not affect the par value of the Company's common stock, which remains at $0.00001 per share.

The Company's Board of Directors and majority stockholders approved the Name Change and Stock Split on April 27, 2018, and the Company filed Amended and Restated Articles of Incorporation effecting the Name Change on April 30, 2018, with a delayed effective date. The full text of the Amended and Restated Articles of Incorporation giving effect to the Name Change was included as Exhibit 3.1 to the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 9, 2018. On May 3, 2018, the Company submitted an Issuer Company Related Action Notification related to the Name Change and Stock Split to FINRA for processing, and the Name Change and Stock Split went effective on May 31, 2018 upon FINRA's approval and completion of processing.

In connection with the Name Change, FINRA will assign the Company a new stock symbol, "VXBT," subject to continued availability. As a result of the Stock Split, FINRA will add a fifth character, "D", to the end of the Company's existing stock symbol or "UAGZD" for twenty (20) business days following the Stock Split. The Company's new stock symbol is expected to take effect at the open of business on June 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vortex Blockchain Technologies Inc.
(formerly UA Granite Corporation), a Nevada Corporation

Date: May 31, 2018	By:	/s/ Angel Luis Reynoso Vasquez
Angel Luis Reynoso Vasquez
President

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